SECURITIES AND EXCHANGE COMMISSIONWASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 3, 2013(Date of Earliest Event Reported)

BRENHAM OIL & GAS CORP.(Exact Name Of Registrant As Specified In Its Charter)

Nevada	333-169507	27-2413874
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Cien Street, Suite 235, Kemah, TX		77565-3077
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (281) 334-9479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

On November 21, 2013, the board of directors of Brenham Oil & Gas Corp. (the "Company") accepted the resignation of Sherry L. McKinzey as Vice President and Chief Financial Officer of the Company. Mrs. McKinzey had no disagreements with the Company's operations, policies or practices.

Mr. Charles Zeller, a member of the board of directors, will act as interim CFO.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.1	Letter of resignation dated November 21, 2013, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Industries, Inc.
By: /s/ Daniel Dror, CEO, President and Chairman

Date: December 3, 2013